                                                                    EXHIBIT 99.1




                                 WDO CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)




                              FINANCIAL STATEMENTS


                                 October 8, 2002
                                December 31, 2001

                                TABLE OF CONTENTS


COVER SHEET ............................................................F-1

TABLE OF CONTENTS ......................................................F-2

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT .......................F-3

BALANCE SHEETS, ASSETS .................................................F-4

BALANCE SHEETS, LIABILITIES AND STOCKHOLDERS' EQUITY ...................F-5

STATEMENTS OF OPERATIONS ...............................................F-6

STATEMENTS OF STOCKHOLDERS' EQUITY .....................................F-7

STATEMENTS OF CASH FLOWS ...............................................F-8

NOTES TO FINANCIAL STATEMENTS .......................................F-9-14

                               SHELLEY INTL., CPA
                               161 E. 1ST. ST. #1
                                 MESA, AZ 85201
                                 (480) 461-8301


                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

To the Board of Directors and Audit Committee
WDO CORPORATION

         I have audited the accompanying consolidated balance sheet of WDO Corporation., (a Development Stage Company) as of October 8, 2002 and December 31, 2001 and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from January 1, 2002 to October 8, 2002, the period from July 31, 2001 (inception) to December 31, 2001 the period from July 31, 2001 (inception) to October 8, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, consolidated financial position of WDO Corporation., (a Development Stage Company) as of October 8, 2002 and December 31, 2001 and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from January 1, 2002 to October 8, 2002, the period from July 31, 2001 (inception) to December 31, 2001 the period from July 31, 2001 (inception) to October 8, 2002 in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.


                                         Shelley Intl., CPA



November 15, 2002

                                 WDO CORPORATION
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET

                   as of October 8, 2002 and December 31, 2001


                                     ASSETS


                              October 8,    December 31,
                                 2002          2001

CURRENT ASSETS
      Cash                         70           971
                                  ---           ---

      Total Current Assets         70           971
                                  ---           ---

OTHER ASSETS                        0             0
                                  ---           ---

TOTAL ASSETS                       70           971
                                  ===           ===



The accompanying notes are an integral part of these statements

                                 WDO CORPORATION
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET

                  as of October 31, 2002 and December 31, 2001


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                       October 8,   December 31,
                                                          2002          2001
LIABILITIES

      Bank Overdraft                                      13,333
      Payables                                           104,167             0
                                                        --------      --------

      Total Current Liabilities                          117,500             0
                                                        --------      --------

STOCKHOLDERS' EQUITY

      Preferred Stock, authorized 20,000,000
      shares non outstanding par value
      $0.001 per share Common Stock, authorized
      80,000,000 shares of stock,
      issued and outstanding 20,000,000,
      par value $0.001 per share                          20,000        20,000

      Additional Paid in Capital                        (109,400)        7,900

      Stock Subscribed                                        --        (1,500)

      Deficit accumulated during the
      development stage                                  (28,030)      (25,453)
                                                        --------      --------

      Total Stockholders' Equity                        (117,430)          947
                                                        --------      --------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                          70           947
                                                        ========      ========



The accompanying notes are an integral part of these statements

                                 WDO CORPORATION
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF OPERATIONS

   for the periods from January 1, 2002 to October 8, 2002, July 31, 2001 to
       December 31, 2001 and July 31, 2001 (inception) to October 8, 2002


                                           Period              Period          Period July 31,
                                          January 1,           July 31,        2001 (inception)
                                           2002 to          to December 31,     to October 31,
                                          October 8,            2001                2002
                                            2002
INCOME
      Revenue                                      0                   0                   0
                                         -----------         -----------         -----------

EXPENSES
      General, Selling and
      Administrative                           2,577              25,453              28,030
                                         -----------         -----------         -----------

      Total Expense                            2,577              25,453              28,030
                                         -----------         -----------         -----------

      Loss before Provision for
      Income Taxes                            (2,577)            (25,453)            (28,030)

      Provision for Income Taxes                   0                   0                   0
                                         -----------         -----------         -----------

NET INCOME (LOSS)                             (2,577)            (25,453)            (28,030)
                                         ===========         ===========         ===========

Primary and Diluted Earnings
      (Loss) per Weighted Average
      Number of Common Shares                 a                   a                   a
                                         -----------         -----------         -----------

Weighted Average Number of
      Common Shares                       20,000,000          20,000,000          20,000,000
                                         -----------         -----------         -----------



a: less than $0.01

The accompanying notes are an integral part of these statements

                                 WDO CORPORATION
                          (A Development Stage Company)

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

       for the period from July 31, 2001 (inception) to October 31, 2002


                                             Common Stock           Additional     Stock       Accumulated        Total
                                          Shares       Amount        Paid in     Subscribed      Deficit         Equity
                                                                     Capital
                                      -----------------------------------------------------------------------------------
Initial Capitalization
     Stock issued for services          19,600,000      19,600        4,000                             0         23,600
     Stock sales for cash                  400,000         400        3,600        (1,500)                         2,500
     Cash Contributed                                                   300                                          300

Accumulated for year                                                                              (25,453)       (25,453)
                                      -----------------------------------------------------------------------------------

Balance, December 31, 2001              20,000,000      20,000        7,900        (1,500)        (25,453)           947
                                      ===================================================================================

Payment of Stock Subscription                                                       1,500                          1,500

Contribution                                                            200                                          200

Purchase of First Medical Resource
Issuance of new shares                  18,250,000      18,250     (135,750)                                    (117,500)
Cancellation of shares                 (18,250,000)    (18,250)      18,250

Accumulated for year                                                                               (2,577)        (2,577)
                                      -----------------------------------------------------------------------------------

Balance, October 8, 2002                20,000,000      20,000     (109,400)            -         (28,030)      (118,377)
                                      ===================================================================================



The accompanying notes are an integral part of these statements

                                 WDO CORPORATION
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
     for the periods from January 1, 2002 to October 8, 2002, July 31, 2001 to December 31, 2001 and July 31, 2001 (inception) to October 8, 2002


                                                Period             Period         Period July 31,
                                             January 1, to      July 31, to         (inception)
                                              October 8,        December 31,      to December 31,
                                                 2002               2001                2001
                                             -------------      ------------      ---------------
Cash Flows from Operating Activities

      Net Loss                                 (2,577)            (25,453)            (28,030)

      Consulting for stock                                         23,600              23,600
      Changes in assets and liabilities                                 0                   0
                                               ------             -------             -------


Net Cash Provided by Operations                (2,577)             (1,853)             (4,430)
                                               ------             -------             -------

Cash Flow Used in Investing Activities                                  0                   0
                                               ------             -------             -------
Cash Flows from Financing Activities

      Cash Contribution                           200                 300                 500
      Sales of Stock                            1,500               2,500               4,000
                                               ------             -------             -------

Cash Flows from Financing Activities            1,700               2,800               4,500
                                               ------             -------             -------


Net Increase (Decrease) in Cash                  (877)                947                  70

Cash, Beginning of Period                         947                   0                   0
                                               ------             -------             -------

Cash, End of Period                                70                 947                  70
                                               ======             =======             =======


The amount of interest paid for the periods shown above was $00.00. The amount of taxes paid for the periods shown above was $00.00.

Significant non cash transactions
Issuance of 20,000,000 shares of common stock for consulting services valued at $23,600
Purchase of First Medical Resource Corp with 18,250,000 shares of stock Cancellation of 18,250,000 of previously issued stock as part of this purchase

The accompanying notes are an integral part of these statements

                                 WDO CORPORATION
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


Note 1. GENERAL ORGANIZATION AND BUSINESS

WDO Corporation, (the Company) was organized in the state of Nevada on July 31, 2001. The Company is currently in its development stage and to date its activities have been limited to organization, capital formation and acquisition. The Company currently has no revenue and, in accordance with SFAS No. 7, is considered a development stage company. On October 8, 2002 the Company purchased First Medical Resources Corp, which became a wholly owned subsidiary. See Note 9 for the details of this purchase.

The Company, through its newly acquired subsidiary, will be acquiring businesses involved in providing third party administration of the payment of medical and dental claims to the providers of these services on behalf of their customers' employees.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company has no assets except cash. There has been no revenue. The relevant accounting policies and procedures are listed below.

Accounting Basis

The basis is generally accepted accounting principles. All inter-company transactions have been eliminated.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company's net income available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has no potentially dilutive securities outstanding at the end of the statement periods. Therefore, the basic and diluted earnings (loss) per share are presented on the face of the statement of operations as the same number.

The Company has not issued any options or warrants or similar securities since inception.

Dividends

The Company does not anticipate the payment of dividends in the foreseeable future. No dividends have been paid since inception.

Stock Based Compensation

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, Accounting for Stock-Based Compensation. In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely, and 1. non-employees. 2. employees or directors The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non-compensatory. Each of these categories treats the valuation of the stock issuance for accounting purposes in a specific manner. The non-employees securities are recorded at fair value. The non-compensatory employee stock is recorded at the amount actually received for the stock. The compensatory stock is recorded at the fair value.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. There has been no advertising since inception.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through a private placement offering.

NOTE 4. STOCKHOLDERS' EQUITY

At inception the Company had 20,000,000 shares of common stock authorized and a par value of $0.001 per share. The shareholders have all of the rights afforded Nevada shareholders. On September 25, 2002 the Company increased its authorized capital to 20,000,000 shares of preferred stock at $0.001 par value and 80,000,000 shares of common stock at $0.001 par value.

There are no warrants or options outstanding to acquire any additional shares of common stock.

The Company was initially capitalized during a five month period from July 31, 2001 through the end of the year. Initially, $23,900 of value was given in services for which 19,500 shares of stock were issued at par value. Afterward, 400,000 shares of common stock were sold for $4,000 ($0.01 per share) as shown in the statement of stockholders' equity. Of this $4,000, $1,500 was received January 7, 2002 and is shown as stock subscribed in the financial statements.

A major shareholder contributed $300 and $200 to the Company to help pay current expenses. No additional shares were given for these additional contributions.

On October 8, 2002 the Company purchased all of the common stock of First Medical Resource Corp with 18,250,000 shares of restricted common stock. As part of this same transaction 18,250,000 shares of previously issued stock were cancelled, as more fully described in Note 9 below.

NOTE 5. RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property. For the previous periods, office services are provided without charge by an officer. Such previous costs are immaterial to the financial statements and accordingly, have not been reflected herein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5. INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company's opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $5,600, which is calculated by multiplying a 22% estimated tax rate by the two items making up the deferred tax account, the NOL of $24,903 and the difference between tax and book net loss of $550, (which was due to the organization costs). The total valuation allowance is a comparable $5,600.

The provision for income taxes is comprised of the net change in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

                                                        2001
         Net change in deferred taxes                 $5,600
         Valuation Account                            (5,600)
         Current taxes payable                             0
                                                     -------
         Provision for Income Taxes                        0
                                                     -------

Below is a chart showing the federal net operating losses and the year in which it will expire.

         Year                                 Amount                Expiration

         2001                                 24,903                      2016
                                              ------


Note 6.             OPERATING LEASES AND OTHER COMMITMENTS:

As explained in the note pertaining to related parties, the Company currently uses the offices of its president with no charge. The Company also has no lease obligations of any kind. The five year projection of these future obligations based on these facts are as followings will be zero in each year.

                               Year 1    Year 2    Year 3    Year 4    Year 5
Operating Leases, etc               0         0         0         0         0


The Company has verbally agreed to lease office space in San Francisco, CA from another company controlled by the president for $27,350 per year. If this lease is consummated the future obligations would be.

                               Year 1    Year 2    Year 3    Year 4    Year 5
Rent                            6,837    27,350    15,953


Note 8.           THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 141-144 and their effect on the Company.

SFAS 141   Business Combinations

This statement addresses financial accounting and reporting for business combinations and supersedes APB 16 and SFAS 38. All business combinations in the scope of this statement are to be accounted for using one method, the purchase method. The effective date for this statement is June 30, 2001 and thereafter.

SFAS 142   Goodwill and Other Intangibles Assets

This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB 17. It addresses how intangible assets that are acquired individually or with a group (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The effective date for this statement is December 15, 2001.

SFAS 143   Accounting for Asset Retirement Obligations

This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of leases. This Statement amends SFAS 19. The effective date for this statement is June 15, 2002.

SFAS 144  Accounting for the Impairment or Disposal of Long-Lived Assets

This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS 121, the accounting and reporting provisions of APB 30 and amends ARB 51. The effective date of this statement is December 15, 2001.

The adoption of these new statements is not expected to have a material effect on the Company's current financial position, results or operations, or cash flows. These standards will have an impact if the Company merges with an operating entity.

Note 9.  Purchase of First Medical Resource Corp

On October 8, 2002 the Company purchased all of the outstanding shares of stock of First Medical Resource Corp (a California corporation) for 18,250,000 shares of common stock. First Medical Resource Corp is a company that processes medical data for doctors and other medical professionals. To effect this purchase, WDO first formed a wholly owned subsidiary which it called "FMRC Acquisitions Corporation". First Medical Resources Corp was then merged into FMRC Acquisitions Corporation and First Medical Resources Corp became the surviving entity and a wholly owned subsidiary of WDO Corporation.

As of the purchase date, the condensed balance sheet of First Medical Resources Corp was as follows.

         Assets                                              0
                                                      --------

         Accounts Payable                              104,167
         Bank Overdraft                                 13,333
                                                      --------

         Total Liabilities                             117,500
                                                      --------

         Negative Equity at Purchase Date             (117,500)
                                                      --------